                              NATIONS FUNDS TRUST

                      Supplement dated December 11, 2001
                     to Prospectuses dated August 1, 2001,
                      as supplemented on October 31, 2001

            The prospectuses for all share classes of Nations Marsico Growth & Income Fund are hereby supplemented as follows:

                 1. Changing all references throughout the prospectuses from Nations Marsico Growth & Income Fund to Nations Marsico Growth Fund, effective May 10, 2002.

                 2. Modifying the second sentence in the second paragraph under the heading "About the Funds -- Nations Marsico Growth & Income Fund -- Principal Investment Strategies" to remove the assertion that the Fund "invests at least 25% of its assets in securities that are believed to have income potential" so that it only states that the Fund "generally holds 35 to 50 securities."

                 3. Changing the left column call-out in the Fund description under the heading "About the Funds" discussing "Why invest in a growth and income fund?" to the following:

                         "What is a growth fund?"
                         Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

                         While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

          NMGISUPP - 12/01